UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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First Foundation Inc.
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On June 1, 2023, First Foundation Inc. (the “Company”) made updates to its website (www.truthfirstfoundationinc.com) in connection with the Company’s 2023 Annual Meeting of Stockholders. Screenshots of the new and updated web pages can be found below.

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice failed to comply with the Company’s bylaws as a result of certain material omissions and other deficiencies. In May of 2023 the Court denied Driver’s motion for a preliminary injunction to delay the 2023 AGM. Following the AGM on May 26, 2023, AmeriServ announced that shareholders voted to elect the Company’s three director candidates. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice failed to comply with the Company’s bylaws as a result of certain material omissions and other deficiencies. In May of 2023 the Court denied Driver’s motion for a preliminary injunction to delay the 2023 AGM. Following the AGM on May 26, 2023, AmeriServ announced that shareholders voted to elect the Company’s three director candidates. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice failed to comply with the Company’s bylaws as a result of certain material omissions and other deficiencies. In May of 2023 the Court denied Driver’s motion for a preliminary injunction to delay the 2023 AGM. Following the AGM on May 26, 2023, AmeriServ announced that shareholders voted to elect the Company’s three director candidates. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice failed to comply with the Company’s bylaws as a result of certain material omissions and other deficiencies. In May of 2023 the Court denied Driver’s motion for a preliminary injunction to delay the 2023 AGM. Following the AGM on May 26, 2023, AmeriServ announced that shareholders voted to elect the Company’s three director candidates. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Skills Leader in a highly regulated business Executive experience in a relevant industry Legal and regulatory compliance Cybersecurity and data privacy Marketing and advertising compliance Real estate negotiation Gabriel Vazquez Allison Ball First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders PRESS RELEASES 05/31/2023 Underscores lack of qualifications of Driver’s nominee including NO prior public company board experience, NO executive experience in a highly regulated business and NO experience at a regional bank We encourage you to vote FOR your current Board of Directors on the BLUE proxy card DALLAS–(BUSINESS WIRE)– First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter it is mailing from the First Foundation Board of Directors to First Foundation’s Stockholders in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. +++ Dear Fellow Stockholders, As owners of First Foundation Inc. (“First Foundation,” the “Company,” “we,” “our,” or “us”), you have a critical decision to make about the First Foundation Board of Directors (the “Board”) in the proxy voting prior to the Company’s upcoming Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 27, 2023. Your vote will have a tremendous impact, and we hope that you will rea"rm the steps that we have taken to enhance First Foundation’s business and its Board of Directors. The Board currently includes diverse, talented, and independent individuals who bring complementary sets of skills, experiences, and expertise to oversee First Foundation. We pride ourselves on seeking varied perspectives and value independent voices, as we believe this is crucial for driving growth for our clients and our company, especially during challenging times. Throughout the unprecedented market volatility for regional banks, and even months before it began, our Board proactively identified areas where changes were needed and worked with management to make di"cult decisions and take decisive action. This was to maintain the strength and stability that has allowed First Foundation to successfully navigate shifting economic environments and cyclicality since our founding in 1990. The speed and magnitude with which the Federal Reserve raised interest rates surprised many observers, as did the after-e#ects of those rate hikes. Regional banks, in particular, have had to re-evaluate every aspect of their business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Because our Board has experience in highly regulated industries with versatile skills in risk management, managing cash flow and safeguarding liquidity, we have navigated the current crisis with agile business strategies that have allowed us to remain responsive to unpredictable market conditions while other regional banks have failed. A critical decision approved by the Board that we executed prior to the current industry backdrop was to expand into new markets to provide greater opportunities for banking, trust, and wealth management for a diversified group of clients. We were able to access highly desirable markets and improve the diversity of our deposit base, as evidenced by our recent expansions in Texas and Florida, two growing areas outside of California. Additionally, we have reduced uninsured deposits substantially, from 26% of total deposits at the end of 2022 to approximately 13% of total deposits as of May 12, 2023. These actions provide greater confidence to our clients and represent critical steps that should help us continue to weather the current banking environment. While navigating the current banking environment is crucial in the near-term, we are also making strategic decisions to maintain our long-term success. We recognize that good corporate governance is critical to a high-functioning organization and is an area of great importance to our stockholders. The Board has focused on e#orts that bring fresh perspective, diverse views, and experienced insight to benefit our stockholders. The most recent addition to the Board, Gabriel Vazquez, is a highly qualified executive who brings a compelling set of knowledge and experience relevant to the banking industry and our clients. This underscores the Board’s ability to identify a need for new skills and attract best-in-class, independent nominees. Mr. Vazquez, who was appointed to the Board in April 2023, has extensive experience in managing and supporting the legal operations of Vistra Corp. (“Vistra”) (NYSE: VST), a Fortune 500 integrated power company based in Texas. As Vice President and Associate General Counsel for Operations, Mr. Vazquez oversees the legal department’s operations and the execution of Vistra’s enterprise crisis management program. His leadership roles in both the Dallas Bar Foundation and the Jesuit College Preparatory School of Dallas Foundation Inc. demonstrate his commitment to community service and his ability to collaborate in one of the growing communities in which we operate. His experience as a senior leader in a highly regulated and publicly traded business made him an excellent addition to the Board. As recent developments within the banking industry have increased the potential for enhanced regulation, we welcome the extensive legal and regulatory experience that Mr. Vazquez o#ers, which provided immediate value for our stockholders and fresh perspective to our Board. Mr. Vazquez’s strong and unique blend of skills and professional experience stands in stark contrast to the skills of the nominee proposed by Driver Management Company LLC (“Driver”), an activist hedge fund led by Abbott Cooper (“Mr. Cooper”). Driver is known for launching campaigns against other small and mid-size banks and has claimed to beneficially own an aggregate of 354,000 shares of First Foundation common stock, representing approximately 0.6% of First Foundation’s outstanding common stock. Driver’s proposed nominee, Allison Ball, lacks the necessary experience we believe is required of a director of a publicly traded financial services institution. The contrast between Mr. Vazquez and Ms. Ball could not be more clear: Not only does Ms. Ball lack experience, but she has caused concern by engaging in selective non-disclosure about certain aspects of her professional background. For instance, Ms. Ball submitted an incomplete nomination questionnaire by failing to disclose her current employment as Chief Product O"cer at software firm, Grata, where she serves under a di#erent last name than the one listed in Driver’s proxy statement. Driver’s definitive proxy statement failed to include this employment information as well. Further, Ms. Ball served as Chief Operating O"cer of an unrelated, failed health care startup also called Driver or, more formally, Driver, Inc. The Board would have liked to inquire about these experiences, but Driver Management, on behalf of Ms. Ball, declined multiple invitations for Ms. Ball to meet with current Board members. Ms. Ball’s refusal to participate in a formal interview process and reluctance to properly represent her true experience and a"liations calls into question her judgment and dedication as a prospective member of our Board. Further, it supports our belief that Ms. Ball’s background o#ers no incremental value to our current Board and to our stockholders. The First Foundation Board, on the other hand, has demonstrated a compelling ability to attract highly qualified, diverse independent directors. In its definitive proxy statement filed with the SEC on May 17, 2023, Driver indicated that it opposes our nomination of incumbent Director John A. Hakopian, the current President of First Foundation’s subsidiary First Foundation Advisors (“FFA”). Mr. Hakopian’s tenure on the Board and his remarkable 33-year tenure with the Company are significant assets to First Foundation and our stockholders, as he has deep knowledge of our business and a proven ability to forge and maintain longstanding relationships with FFA customers. Under Mr. Hakopian’s leadership, FFA has demonstrated strong performance and has also bolstered growth in our banking business, as FFA clients have extended their relationship to include First Foundation Bank. Driver also implied in proxy materials it filed with the SEC on May 22, 2023, that Mr. Hakopian’s recent sale of shares of First Foundation common stock is a reason for him to be replaced on the Board by Ms. Ball. What Driver failed to say is that Mr. Hakopian still owns 656,366 shares– approximately 1.2% of the Company’s outstanding common stock, nearly twice the amount that Driver beneficially owns. Mr. Hakopian has extensive executive, wealth management, and investment advisory experience that bring tremendous value to the Board; Ms. Ball lacks such experience. The First Foundation Board is committed to transparency, diversity, and independence. As demonstrated by the addition of Mr. Vazquez, we are committed to Board refreshment as well. Our willingness to improve and oversee enhancements are clear indications that we are invested in the long-term success of First Foundation and committed to serving the best interests of our stockholders. We are confident that we have the right mix of people with the right skills and experiences working to enable our success as a best-in-class regional bank in today’s complex industry environment. We urge you to support First Foundation by voting “FOR” your incumbent directors Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We encourage shareholders to disregard any white proxy card or other solicitation materials sent to you by Driver. Only your latest dated proxy card will be counted at the 2023 Annual Meeting of Stockholders. For more information about Mr. Cooper’s misguided campaign against First Foundation, please visit www.truthfirstfoundationinc.com. Sincerely, The First Foundation Board of Directors +++ About First Foundation First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries o#er personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services o#ered by First Foundation are more consistent with those o#ered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service di#erentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often di"cult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could di#er, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may di#er from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information The Company, its directors and certain of its executive o"cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.#-inc.com. https://www.gratapro.com/leadership/allison-swope https://d18rn0p25nwr6d.cloudfront.net/CIK-0001413837/d49afc01-ed#-4e10-bf8e-b96028b54fbf.pdf https://www.linkedin.com/in/allison-ball-swope-62b48a43/ https://www.statnews.com/2018/11/12/driver-startup-shuts-down/ According to Driver’s filing dated May 12, 2023, Driver Management, as the general partner of Driver Opportunity and investment manager to certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) 133,000 shares of Common Stock directly owned by Driver Opportunity Partners I LP and (ii) 221,000 shares of Common Stock held by Driver Management Company LLC in the SMAs. Investor and Media Contact: Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 1 2 3 4 5 1 2 3 4 5 Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@#-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

News & Media Press Releases 05/31/2023 First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter... Read More 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " News & Media Press Releases 05/31/2023 First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter... Read More 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

News & Media Press Releases 05/31/2023 First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter... Read More 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " News & Media Press Releases 05/31/2023 First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today released a letter... Read More 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Forward-Looking Statements

The above materials include forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in these materials are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in these materials and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of these materials to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in these materials, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in the above materials or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com.